UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

IDEAL POWER INC.

(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5508 Highway 290 West, Suite 120

Austin, Texas, 78735

(Address of Principal Executive Offices)

512-264-1542

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IPWR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2021, Ideal Power Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) as a virtual meeting online via live audio webcast at which the Company’s stockholders approved the Amended & Restated Ideal Power Inc. 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan was amended primarily to (1) increase the number of authorized shares under the 2013 Plan by 500,000 shares and (2) extend the term of the 2013 Plan to June 16, 2031. The 2013 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2013 Plan are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”). The summaries of the 2013 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2013 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2021, the Company held the Annual Meeting as a virtual meeting online via live audio webcast. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1 — Election of four directors to serve until the 2022 annual meeting of stockholders and until their respective successors are elected and qualified.

Nominee:	For	Withheld	Broker Non- Votes
R. Daniel Brdar	1,269,239	118,815	1,952,672
David B. Eisenhaure	975,346	412,708	1,952,672
Ted Lesster	939,768	448,286	1,952,672
Michael C. Turmelle	982,141	405,913	1,952,672

Proposal 2 — Ratification of the appointment of Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain
3,318,701	18,224	3,801

Proposal 3 — Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
1,231,159	148,900	7,995	1,952,672

Proposal 4 — Approval of the amended and restated Ideal Power Inc. 2013 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
726,379	420,789	240,886	1,952,672

item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Amended & Restated Ideal Power Inc. 2013 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	IDEAL POWER INC.

	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer